SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K/A


                       AMENDMENT TO CURRENT REPORT
                 FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                          SDC INTERNATIONAL, INC.
            (Exact name of Registrant as specified in its charter)


                            AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated May 31, 1999 on Form 8-K as set forth in the pages attached hereto;

        (List all such items, financial statements, exhibits or
                          other portions amended)

     This Amendment to the Current Report on Form 8-K dated May 31, 1999 adds:

Item 7. Financial Statements and Exhibits to file a Reg. S-K, Item 601(b)(16) letter regarding Change in Certifying Accountant reflecting that there is no disagreement by the principal accountant with statements of the Registrant made in the current report concerning the termination of the Registrant's principal accountant pursuant to Reg. S-K, Item 304(a)(3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SDC INTERNATIONAL, INC.


June 30, 1999                               BY:/s/Ron Adams
                                               Ron Adams, President

                 U. S. Securities and Exchange Commission
                           Washington, D. C. 20549


                                  Form 8-K

                               CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      May 31, 1999

                              SDC International, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                          0-27520            75-2583767
(State or other jurisdiction of       (Commission       (I.R.S. Employer
incorporation or organization)        File Number)      Identification No.)


                         777 S. Flagler Drive   Suite 8-W
                                  W. Palm Beach, FL          33401
                                (Address of principal      (Zip Code)
                                  executive offices)


                       Issuer's telephone number (561) 882-9300

                                   Not Applicable
                  (Former name and former address, if changed since
                                     last report)

Item 4.  Changes in Registrant's Certifying Accountant.

	Effective May 31, 1999, Registrant changed its certifying accountant from Scarano & Tomaro, to Richard A. Eisner & Company, LLP, New York City. By mutual agreement with the former accountant, Registrant decided it was in the best interest of the Registrant to engage an accountant with the professional resources necessary to meet the needs of the Registrant in its international operations, business plan, and pending acquisition of a foreign corporation. Accordingly, the former accountant did not stand for reelection. The former accountant's reports for the last two years contain no adverse opinion or disclaimer of opinion nor is there any disagreement with the former accountant.

The decision to change accountants and the selection of Richard A. Eisner & Company, LLP, was recommended and approved by the Registrant's Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10) Letter regarding Change in Certifying Accountant dated June 18, 1999 (received by Registrant June
              30, 1999)




                           SIGNATURE

     In accordance with Section 13 or 15 (d) of the Exchange
Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SDC International, Inc.
                                       (Registrant)



Date:  6-30-99                         By:/s/Ronald A. Adams
                                          Ronald A. Adams, Chairman
                                          and Chief Executive Officer